GENERAL CANNABIS

QTCQX:CANN
www.generalcann.com
info@generalcann.com
303.759.1300

November 2018

GENERAL CANNABIS

This presentation contains forward-looking statements within the meaning of the federal securities laws including statements related to future products and services we anticipate providing, our future plans, our expectations regarding new businesses in which we may expand and future acquisitions, our expectations about future developments in the regulated cannabis industry and markets, our expectations regarding the future size of the cannabis market, our beliefs regarding California being a tipping point in the regulated cannabis industry and that future positive changes will occur in federal law and banking regulations relating to the cannabis industry, our belief that Colorado is a good example of the life cycle of the industry, our expectation that there will be consolidation and a rise of national chains and brands in the cannabis industry, statements regarding smaller industry players leaving in the industry, and any statements or assumptions underlying any of the foregoing. Such statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan," "intend," "believe," "may," "will," "should," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future events. We cannot assure you that future developments affecting us will be those that we have anticipated. Important risks and uncertainties that could cause actual results to differ materially from our expectations include, among others, those risks and uncertainties disclosed in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Rick Factors" sections of our most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, and similar disclosures in subsequent reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation speaks only as of the date on which we make it. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. The content of this presentation is provided for information purposes only, and is not intended for trading or investment purposes. This presentation is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

We obtained certain industry and market data used in this presentation from our own internal estimates and research of third-party websites and other sources, industry and general publications and research or studies and surveys conducted by third parties. Such sources generally do not guarantee the accuracy or completeness of included information. While we believe that the information included in this presentation from such publications, research, studies, surveys and websites is reliable, it has not independently verified data from these third-party sources. While we believe our internal estimates and research are reliable, neither such estimates and research nor such definitions have been verified by any independent source.

November 12, 2018



GENERAL CANNABIS

General Cannabis' strategy is to act as a single source for the cannabis industry. Currently that takes the shape of providing security, marketing, license application and business plan development, large scale cultivation and dispensary design/build/management as well as financing. We execute this strategy through on-going development of our suite of services via acquisition and organic growth of our existing lines of business.

It is our belief that by offering a fully vetted, professional and transparent partnership in what can otherwise be a challenging industry, we can help our customers and partners with time-to-market, efficiency and profitability with a

profound, sustainable and long-term vision.

CURRENT BUSINESS SEGMENTS

Strong corporate platform supporting entrepreneurial subsidiaries

Four vertical divisions servicing the regulated cannabis industry nationwide

36.1 MILLION	$138 MILLION	
SHARES OUTSTANDING	MARKET CAPITALIZATION	AS OF SEPTEMBER 30, 2018

- *Security & Cash Transportation*
- *Marketing & Apparel*
- *Operations Consulting & Products*
- *Finance & Real Estate*

3 offices: CO, CA and NY

Accounting and Auditing Firm:
HALL & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS & CONSULTANTS, INC.

Securities Counsel:
MORRISON FOERSTER



- // Well capitalized
- // Strong management team
- // 94 Employees
- // OTCQX Listed
- // Deep industry experience

A portfolio of synergistic entrepreneurial companies servicing the regulated cannabis industry

Physical Security Security Planning Solutions Video Monitoring and Other Technology Solutions Cash Transportation	Apparel Hemp Products Design & Branding	Operations Management Dispensary Management Cultivation Technology Solutions	Real Estate Development & Leasing Passive Investments Loans Equity Investments
IRON PROTECTION GROUP A GENERAL CANNABIS COMPANY	CHIEFTON SUPPLY CO A GENERAL CANNABIS COMPANY	NEXT BIG CROP A GENERAL CANNABIS COMPANY	GC CAPITAL

IRON PROTECTION GROUP

A GENERAL CANNABIS COMPANY

IronProtectionGroupSecurity.com

Iron Protection Group (IPG) is proud to be one of the fastest-growing security companies in the nation. Our operators, who are US Veterans, remain aware and enforce compliance in all laws and regulations pertaining to their function within our clients business. At IPG, we have a vision of security that is different from other security companies. We believe in a discreet model in everything we do. We strive to keep the spotlight off of us and our activities while providing safety and security so our customer can focus on what they do best.




5053


We the People



Hunter Garth

Mr. Garth used his military training as a Marine, entrepreneurial spirit and desire to help fellow service members with their transition to civilian life as he developed Iron Protection Group, which has employed more than 300 veterans since it was established in 2013. Mr. Garth's vision for Iron Protection Group, acquired by General Cannabis in 2015, centers around providing comprehensive services including on-site security, cash transport and operations management, while giving veterans hired as staff members the opportunity to move up within the company and develop skills that can transfer to other industries. Mr. Garth is a respected leader in the burgeoning field of cannabis security, and has been nationally recognized for his expertise through training programs and speaking engagements.

- // **Founded by/employs vets**
- // **Multi-state presence**
- // **Security planning**
- // **Physical security**
- // **Camera install/monitoring**

CHIEFTON SUPPLY CO

A GENERAL CANNABIS COMPANY

Chiefton Supply Company strives to create innovative eco-conscious apparel that inspires and supports the global cannabis community.

Founded in 2015 with a passion to create a relevant cannabis lifestyle brand with style, our mission is to create the highest level of function, relevance, comfort, in the most responsible way possible. Our apparel and accessories utilize textiles like hemp, organic cotton, and recycled polyester which deliver performance, comfort, and accountability. Chiefton also utilizes Denver's only certifiably green screen printing shop. What you wear matters and Chiefton will consistently strive to provide eco-friendly apparel, accessories, and printing techniques.



Bryan is an award winning professional graphic designer originally from the great state of Texas. For the last 17 years he has lent his expertise to action sport companies, apparel brands, and cannabis corporations. Owning his own snowboard shop for over 10 years gives Bryan a unique perspective on the retail aspects of the legal cannabis landscape. As one of the original founders of Chiefton Supply Co. he conceptualized and launched the brand in 2015. His branding, design work, and merchandising is extensive in the cannabis industry as well as the board sports community. Bryan holds a bachelor's degree from the Art Institute of Colorado.

Bryan DeHaven

ChieftonSupply.com




CHIEFTON
CHIEFTON SUPPLY


EUREKA

- **// Mainstream distribution**
- **// Custom designs**
- **// Hemp and sustainable textiles**
- **// Penetration in multiple states**
- **// Cannabis culture for the masses**

NEXT BIG CROP

A GENERAL CANNABIS COMPANY

Next Big Crop offers top-notch consulting services in an industry that, until recently, has lacked standardization and large scale agricultural principals. We offer hands-on experience and proven techniques for every phase of the application, design, construction, cultivation, processing and sale of cannabis.



Rich Cardinal

Rich has been planning, building and operating commercial cannabis cultivation and retail businesses for nearly a decade. Having lived in Boulder, Colorado during the early days of the State's medical program, and being intimately involved in the start-up and operation of two of the county's premier facilities, Rich has had to navigate through ever-evolving regulations, software requirements and a rapidly maturing market. Throughout this time, survival required constant adjusting of business models and tweaking of methodologies in order to remain profitable, while ensuring that the businesses were always staying between shifting regulatory-lines.

NextBigCrop.com







- // LICENSE PROCUREMENT
- // DESIGN/BUILD
- // MANAGED SERVICES
- // OPERATIONAL PLANS
- // SUPPLY CHAIN MGT
- // DISPENSARIES

SECURITY
Iron Protection Group

MARKETING
Chiefton Supply Co.

OPERATIONS
Next Big Crop

FINANCE
GC Capital

Quarterly Revenues by Segment


Quarterly Revenues by Segment
1,200,000
1,000,000
800,000
600,000
400,000
200,000

TTM Revenues by Segment


TTM Revenues By Segment
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000

General Cannabis' current financial information is available on the SEC EDGAR system: SEC EDGAR

2019 KEY OBJECTIVES PER SEGMENT

- Expand Guard Services in Northern California
- Capture early consulting opportunities in California, specifically in Northern California
- Continue to focus on quality customers in the Colorado market to ensure that we are operating with sustainable partners
- Develop or acquire a technology-based security firm to expand our list of services and provide a deeper solution to our consulting efforts

IRON PROTECTION GROUP
A GENERAL CANNABIS COMPANY

- Introduce sustainable hemp and organic cotton textiles to our apparel
- Diversify graphics and silhouettes to appeal to a broader retail market
- Continue to grow COLLAB program with a focus on strategic partnerships
- Focus sales efforts on the West coast's emerging legal cannabis markets, specifically California, Oregon, Washington, and Nevada
- Use founder status and extensive network to provide branding and marketing solutions that support cannabis industry evolution and mainstream consumer appeal

CHIEFTON SUPPLY CO
A GENERAL CANNABIS COMPANY

- Expand operational capacity in new and maturing markets with an emphasis on cultivation operations in California, Maryland, Nevada, Oregon, Washington, Ohio, Pennsylvania, and Canada
- Increase number of retained clients through Application & License Procurement services
- Grow our construction and installation division as a value-added service to consulting clients
- Continue development of the GC Supply brand through growth of supply chain management and logistical support as value-added services

NEXT BIG CROP
A GENERAL CANNABIS COMPANY

- Continue acquisition strategy via broad pipeline of opportunities to include entire cannabis landscape:
  - Cultivation Sites
  - Edibles
  - Media
  - Merchant Banking
  - Lending
  - Equity Research
- Expanded deal flow

GC CAPITAL


Robert L. Frichtel
CEO / DIRECTOR
Brian Andrews
CHIEF FINANCIAL OFFICER
Brett Wendt
GENERAL COUNSEL
Joe Hodas
CHIEF OPERATING OFFICER
GC CAPITAL
ACCOUNTING SUPPORT / ANALYSTS
CONTROLLER
FINANCE MANAGER
ACCOUNTING MANAGER & SENIOR ACCOUNTANT
Cindy Gonzales
DIRECTOR OF MARKETING
GREENHOUSE
Passive Investments
IRON PROTECTION GROUP
CHIEFTON
NEXT BIG CROP
A GENERAL CANNABIS COMPANY
Hunter Garth
MANAGING DIRECTOR
9 OPERATING MANAGERS
60+ OPERATORS
Bryan DeHaven
MANAGING DIRECTOR
CREATIVE SERVICES & COLLAB PRODUCT
SALES
Richard Cardinal
MANAGING DIRECTOR
HANDS ON MANAGEMENT SOLUTIONS
BUSINESS DEVELOPMENT
SYSTEMS ENGINEER
DIRECTOR OF CULTIVATION
PROJECT MANAGER
10+ CULTIVATORS


MARYLAND
WASHINGTON, D.C.
LEGEND
Recreational & Medical Cannabis
Medical Cannabis
Illegal Cannabis
GC Markets

As of September 30, 2018

WHY CANNABIS?

U.S. Support for Legalizing Marijuana Hits All-Time High

"Should the use of marijuana be made legal or not?"


Yes, legal
No, illegal
100%
80%
60%
40%
20%
0
84%
64%
34%
12%
'69 '70
1980
1990
2000
2010
'17
@StatistaCharts
Sources: Pew Research Center, Gallup
statista

CHANGING OPINIONS







Over the next two years, we believe the demand for Cannabis will experience population driven increase in California and other adult use states

Size of market will drive natural solution to banking and credit cards

Shift to regulated production will cause a dramatic shift in cultivation methods, packaging and marketing for the marijuana industry

We believe STATES Act will not only protect us, but will help us see substantive growth and stability, leading to CBD clarity as well as banking resolution

There has been recent political momentum with former and current Senators like Schumer and Feinstein who have publicly indicated support for legalization

// **CA will be tipping point**

// **Positive Federal changes afoot**

// **Expect CBD Clarification**

// **Expect Banking Resolution**

WHY GENERAL CANNABIS?

Industry anticipates trends in Massive Sales Growth, Recreational Dominance

As the market grows, there will be greater needs not only for the value added services GC can offer, but there are also greater opportunities to take advantage of the national evolution of the industry

We believe that Colorado, as the first market to "go rec", is a good example of the life cycle of the industry and we have gained meaningful experiences helping to develop the Colorado market—experiences that can add tremendous value to new markets.


MJBizConNEXT
2018
Trend #1: Massive Sales Growth, Rec Dominance
U.S. Cannabis Retail Sales Estimates: 2017 - 2022
(In Billions Of U.S. Dollars)
Recreational
Medical
$5.8-$6.6 Total
$8.1-$10.0 Total
$10.2-$12.3 Total
$12.1-$14.7 Total
$14.6-$17.9 Total
$18.0-$22.2 Total
2017
2018
2019
2020
2021
2022

INDUSTRY PROJECTIONS ARE STRONG

We expect the consolidation and rise of national chains and brands in cannabis

As smaller players require additional capital and expertise to compete in the face of this consolidation, General Cannabis has turn key solutions to help small and mid-size companies thrive.



MJBizConNEXT
2018
Trend #4: Consolidation & Rise of Chains, National Brands
• Colorado: 5 companies run ~70 locations – or 14% of total
• Washington: 20% of retailers operate more than one store
• Dozens of infused brands, dispensaries/rec stores have expanded to multiple states



MJBizConNEXT
2018
Trend #5: Smaller Players Getting Squeezed Out
• Still possibilities in rec, but long-term challenges exist
• MMJ moving into hands of well-capitalized companies
BUSINESS CLOSED

Industry predicts smaller players getting squeezed out

As smaller players get squeezed, General Cannabis can find opportunities for value acquisitions and consolidation.

Colorado Market Maturing but Still Growing

-50%

Change in Flower price per pound

Change in Trim price per pound

+92 %

C.O. CANNABIS WHOLESALE PRICING TRENDS



$2,007
$364
JAN 2015
$1,868
$370
JUL 2015
$1,948
$464
JAN 2016
$1,816
$505
JUL 2016
$1,471
$499
JAN 2017
$1,298
$426
AUG 2017
$1,305
$405
OCT 2017
$1,265
$506
JAN 2018
$1,012
$700
APR 2018
AVERAGE MARKET RATE FOR FLOWER & TRIM IN COLORADO
FLOWER RATE ($/LB)
TRIM RATE ($/LB)

- *Declining Commodity Price Causing a Canna-Crisis in Colorado* - **We see similar activity in other markets**
- We have worked with selective clients to help them succeed in an increasingly challenging market
- We have re-allocated resources to new markets and have seen significant growth in markets like California and Maryland, while Colorado remains stable

THANK YOU

QTCQX:CANN
www.generalcann.com
info@generalcann.com
303.759.1300